Exhibit 3.101

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

This Certificate of Limited Partnership of ServiceMaster Management Services Limited Partnership (the “Partnership”) is being executed and filed by the sole general partner, as the duly authorized attorney-in-fact for the Partnership, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act, DEL. CODE ANN. Title 6, Section 17-101 et seq. (“the Act”).

ARTICLE ONE

The name of the limited partnership is ServiceMaster Management Services Limited Partnership.

ARTICLE TWO

The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent for service of process on the Partnership at such address in Delaware is The Corporation Trust Company.

ARTICLE THREE

The name and business address of the sole general partner of the Partnership is:

Name	Business Address
ServiceMaster Management Services, Inc.	One ServiceMaster Way Downers Grove, IL 60515 Attn: Chief Executive Officer

ARTICLE FOUR

The nature of the purpose or business to be conducted or promoted is to engage in any business which may be lawfully conducted by a limited partnership organized pursuant to the Act, including (without limitation) the provision of management services, including management services rendered to health care, education, and industrial customers; the carrying on of any business relating thereto or arising therefrom; the entering into of any partnership or joint venture or other similar arrangements to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing (including ownership of a limited partnership interest in any partnership); and anything incidental or necessary to the foregoing.

IN WITNESS WHEREOF, the undersigned, being the sole general partner, has executed this Certificate of Limited Partnership on October 14, 1991, as the Partnership’s duly authorized attorney-in-fact.

SERVICEMASTER MANAGEMENT SERVICES, INC.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Vice President and Secretary

Attorney-in-Fact

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

ServiceMaster Management Services Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the admission of a second general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The name and business address of the General Partners of the Partnership are:

Name	Business Address
ServiceMaster Management Services, Inc.	One ServiceMaster Way Downers Grove, IL 60515 Attn: Chief Executive Officer

The ServiceMaster Company Limited Partnership	One ServiceMaster Way Downers Grove, IL 60515 Attn: Chief Executive Officer

IN WITNESS WHEREOF, the two general partners of ServiceMaster Management Services Limited Partnership have executed this Certificate of Amendment on April 2, 1992.

The ServiceMaster Company Limited Partnership			ServiceMaster Management Services, Inc.

		By:	/s/ E.L. Olsen
By:	ServiceMaster Management Corporation		E.L. Olsen, Vice President

By:	/s/ E.L. Olsen
E.L. Olsen, Vice President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

ServiceMaster Management Services Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the withdrawal of The ServiceMaster Company Limited Partnership as a general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The name and business address of the General Partner of the Partnership is:

Name	Business Address
ServiceMaster Management Services, Inc.	One ServiceMaster Way Downers Grove, IL 60515 Attn: Chief Executive Officer

IN WITNESS WHEREOF, the sole general partner of ServiceMaster Management Services Limited Partnership has executed this Certificate of Amendment on August 25, 1998.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas W. Colber
Douglas W. Colber
Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of ServiceMaster Management Services Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is ServiceMaster Management Services Limited Partnership.

SECOND: Article First of the Certificate of Limited Partnership shall be amended as follows:

The name of the limited partnership is

ARAMARK Management Services Limited Partnership

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this Seventh day of December, 2001.

ServiceMaster Management Services, Inc. General Partner

By:	/s/ Michael O’Hara
Michael O’Hara, Vice President

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON DECEMBER 7, 2001.

ARAMARK Management Services Limited Partnership, a limited partnership organized and existing under and by virtue of the Delaware Limited Partnership Act.

DOES HEREBY CERTIFY:

1. The name of the corporation is ARAMARK Management Services Limited Partnership.

2. That a Certificate of Amendment to the Certificate of Limited Partnership was filed by the Secretary of State of Delaware on December 7, 2001 and that said Certificate requires correction as permitted by Section 17-213 of the Delaware Limited Partnership Act.

3. The inaccuracy or defect of said Certificate is to be corrected as follows: To show the name change of the general partner.

4. Article Third of the Certificate is added to read as follows:

“THIRD: The name and mailing address of the general partner is: ARAMARK SM Management Services, Inc., 2300 Warrenville Road, Downer’s Grove, Illinois 60515”

IN WITNESS WHEREOF, said ARAMARK Management Services Limited Partnership has caused this Certificate to be signed by Priscilla M. Bodnar, its Secretary, this 17th day of January, 2002.

ARAMARK SM MANAGEMENT SERVICES, INC. General Partner

By:	/s/ Priscilla M. Bodnar
Priscilla M. Bodnar
Secretary of General Partner

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of ARAMARK Management Services Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is ARAMARK Management Services Limited Partnership.

SECOND: Article Three of the Certificate of Limited Partnership shall be amended as follows:

The name and the business address of the sole general partner is:

ARAMARK SMMS LLC

110 Market Street

Philadelphia, Pennsylvania 19107

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Limited Partnership on this 9th day of May 2002.

ARAMARK SMMS LLC, General Partner

By:	/s/ Michael O’Hara
Michael O’Hara, Vice President

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN THE

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON MAY 10, 2002

1. The name of the Limited Partnership is ARAMARK Management Services Limited Partnership.

2. A Certificate of Amendment to the Certificate of Limited Partnership was filed by the Secretary of State of Delaware on May 10, 2002 that requires correction as permitted by Section 17-213 of the Delaware Limited Partnership Act.

3. The inaccuracy or defect of the Certificate to be corrected is as follows:

Typographical error in the business address of the general partner

4. Article Three of the Certificate is corrected to read as follows:

The name and the business address of the sole general partner is:

ARAMARK SMMS LLC

1101 Market Street

Philadelphia, Pennsylvania 19107

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction to the Certificate of Limited Partnership on this 14th day of May 2002.

ARAMARK SMMS LLC, General Partner

By:	/s/ Priscilla M. Bodnar
Priscilla M. Bodnar, Secretary